UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

646-257-4214

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11,500.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 5, 2026, T3 Defense Inc. (the “Company”) held its annual meeting of stockholders for the calendar year 2026 (the “Annual Meeting”). As of the record date of July 9, 2026 (the “Record Date”), 126,311,902 shares of common stock, $0.0001 par value per share (the “Common Stock”), were issued and outstanding and entitled to vote at the Annual Meeting. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 66,928,688 shares of Common Stock, representing a quorum. Each of the matters set forth below is described in detail in the proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 9, 2026, as supplemented on each of July 14, 2026 and July 16, 2026.

The number of shares issued and outstanding as of the Record Date and the number present or represented by proxy at the Annual Meeting are not reflective of the 1:125 reverse stock split effective July 20, 2026.

The stockholders voted on the following proposals at the Annual Meeting:

1.	Election of four directors to hold office until the 2027 annual meeting of stockholders of the Company and until their respective successors have been duly elected and qualified. The Company’s nominees were Menachem Shalom, Shiran Fridman, Tomer Nagar and Asaf Nachum.

2.	Ratification of the appointment of Somekh Chaikin, a member firm of KPMG International, as the Company’s independent external auditors for the fiscal year ending December 31, 2026 and to authorize the Company’s Board of Directors to fix their remuneration.

3.	Approval and adoption of the 2026 Evergreen Equity Incentive Plan and the initial authorization of 176,000 post-split shares of common stock for issuance thereunder, with such number to increase 8% annually.

The final results were as follows:

Proposal No. 1: Election of Directors

NAME OF NOMINEE	FOR	WITHHELD	BROKER NON-VOTE

Menachem Shalom	44,087,827	1,205,062	21,735,789
Shiran Fridman	44,094,412	1,198,477	21,735,789
Tomer Nagar	44,009,743	1,283,146	21,735,789
Asaf Nachum	44,094,285	1,198,604	21,735,789

Each of the Company’s nominees was elected to serve as a director until the next annual meeting of the stockholders, and until such director’s successor has been duly elected and qualified.

Proposal No. 2: Ratify the appointment of Somekh Chaikin as the Company’s independent auditors

FOR	AGAINST	ABSTAIN
64,462,132	2,078,731	487,815

The stockholders ratified the appointment of Somekh Chaikin, a member firm of KPMG International, as the Company’s independent external auditors for the fiscal year ending December 31, 2026 and to authorize the Company’s Board of Directors to fix their remuneration.

Proposal No. 3: Approve the 2026 Evergreen Equity Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

41,649,539	3,602,360	40,990	21,735,789

The stockholders approved and adopted the 2026 Evergreen Equity Incentive Plan and the initial authorization of 176,000 shares of common stock (reflecting post-split shares) for issuance thereunder, with such number to increase 8% annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: August 6, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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